UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          December 31, 2009

Date of reporting period:         December 31, 2009


ITEM 1.  REPORT TO SHAREHOLDERS
===============================

                                                              (WELLS FARGO LOGO)

(REDUCE CLUTTER. SAVE TREES. LOGO)

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

                                    (GRAPHIC)

Annual Report

                               December 31, 2009

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES(SM)

-   Series G

                                                     REDUCE CLUTTER. SAVE TREES.

                                              Sign up for electronic delivery of
                                         prospectuses and shareholder reports at
                                            www.wellsfargo.com/advantagedelivery

Contents

PERFORMANCE HIGHLIGHTS .....................................................    2
FUND EXPENSES ..............................................................    6
PORTFOLIO OF INVESTMENTS ...................................................    7
FINANCIAL STATEMENTS
Statement of Assets and Liabilities ........................................    9
Statement of Operations ....................................................   10
Statements of Changes in Net Assets ........................................   11
Financial Highlights .......................................................   12
NOTES TO FINANCIAL STATEMENTS ..............................................   14
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ....................   19
OTHER INFORMATION ..........................................................   20
LIST OF ABBREVIATIONS ......................................................   23

The views expressed are as of December 31, 2009, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                2 Wells Fargo Managed Account CoreBuilder Shares


                       Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G

INVESTMENT OBJECTIVE

The WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G (the Fund) seeks total return, consisting of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA

FUND INCEPTION

April 15, 2008

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF DECEMBER 31, 2009


                                             1 YEAR
                                             ------
CoreBuilder Shares - Series G                 7.62%
Barclays Capital U.S. Securitized Index(1)    7.78%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-800-368-0627.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF DECEMBER 31, 2009)

                              (PERFORMANCE GRAPH)

                    COREBUILDER    BARCLAYS CAPITAL
                       SHARES      U.S. SECURITIZED
                      SERIES G          INDEX
                    -----------    ----------------
   4/15/2008           10,000          10,000
   4/30/2008           10,002          10,040
   5/31/2008            9,976          10,003
   6/30/2008            9,984           9,972
   7/31/2008            9,994           9,954
   8/31/2008           10,069          10,051
   9/30/2008           10,205          10,064
  10/31/2008           10,053           9,844
  11/30/2008           10,252          10,025
  12/31/2008           10,539          10,301
   1/31/2009           10,580          10,297
   2/28/2009           10,604          10,317
   3/31/2009           10,758          10,500
   4/30/2009           10,838          10,592
   5/31/2009           10,890          10,658
   6/30/2009           10,921          10,676
   7/31/2009           11,020          10,823
   8/31/2009           11,150          10,913
   9/30/2009           11,257          11,015
  10/31/2009           11,338          11,109
  11/30/2009           11,515          11,243
  12/31/2009           11,342          11,102

----------
(1.) The Barclays Capital U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible) and fixed rate mortgage-backed securities. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO MANAGED ACCOUNT
     COREBUILDER SHARES - Series G for the life of the Fund with the Barclays Capital U.S. Securitized Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                Wells Fargo Managed Account CoreBuilder Shares 3


                       Performance Highlights (Unaudited)

           WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund posted solid absolute returns but marginally underperformed the benchmark for the 12-month period.

- As the housing-market decline showed signs of moderating, the economy began to stabilize, and the MBS markets started to overcome the crisis-driven outlook of 2008, we benefited from making a significant commitment to mortgage-backed securities (MBS).

- Although we increased MBS holdings consistently throughout the 12-month period, we did maintain an overall lower-risk strategy which caused mild underperformance compared to the benchmark as the higher-risk asset markets generated significant gains.

GREAT DRAMA CHARACTERIZED THE U.S. ECONOMY IN 2009.

As the recession dragged into its second year, unemployment surged above 10%, crude oil prices nearly doubled, and gold traded at an all-time high. Capital markets reflected the tumult in the underlying economy as major equity indices plunged to 13-year lows and then rebounded in stunning fashion. Interest rates remained low by historical standards. Indeed, Treasury Bill yields occasionally dipped below zero as the appetite for relatively safe assets seemed insatiable early in the 12-month period.

The extended economic downturn and attendant capital market dislocations prompted the intensification of already highly interventionist fiscal and monetary policies. In the spring of 2009 a massive federal stimulus bill was signed into law, with provisions aimed at spurring consumption and investment. Several lending and asset purchase programs set off a dramatic recovery of mortgage securities prices and a period of considerable outperformance ensued. For example, in an effort to lower borrowing costs and facilitate home financing the Fed purchased an excess of $1 trillion MBS, thereby creating a supply-demand imbalance that drove outperformance for many mortgage securities.

These actions and other extraordinary policy accommodations drove U.S. real Gross Domestic Product (GDP) back into growth mode during the July-September period following four straight quarters of contraction. Meanwhile, extraordinarily easy monetary policy kept short-term interest rates at multi-decade lows, hastening a return of liquidity to credit markets and strengthening the financial standing of major banks.

At the close of 2009, there was growing evidence that the recession had run its course. For example, first-time claims for unemployment insurance declined halfway through the 12-month period. From our view, it is likely that the official end of the 2008-2009 recession will be placed sometime in the third quarter of 2009. While the U.S. economy continues to show signs of recovery, the strength of

                4 Wells Fargo Managed Account CoreBuilder Shares


                       Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G (CONTINUED)

the nascent expansion remains in question. Historically speaking, deep recessions have resulted in robust recoveries. However, the last two business cycles were both characterized by sluggish growth in the early quarters, and little or no job growth for many months following the decline in aggregate output.

OUR INVESTMENT DECISIONS WERE HEAVILY INFLUENCED BY THE ECONOMIC BACKDROP OF
2009.

PORTFOLIO ALLOCATION(3)
(AS OF DECEMBER 31, 2009)

                                   (PIE CHART)

U.S. Treasury Notes                   (2%)
Asset Backed Securities               (2%)
Cash Management                      (38%)
Collateralized Mortgage Securities    (7%)
Federal Agencies                     (51%)

As the year began, a desperate flight to safety pushed interest rates on U.S. Treasury securities to extremely low levels. As rates appeared excessively low by most reasonable comparisons, we positioned the Fund's duration shorter than its benchmark to benefit from rising interest rates. In addition, we were overweight short maturities and underweight intermediate- and long-term maturities to benefit from a significant steepening in the yield curve. In the midst of these circumstances, the performance differential between bonds perceived as very safe and those understood to be risky, or less liquid, was substantial. Our decision to focus on less risky assets, a so called low-beta strategy, was a positive contributor to Fund performance early in the period. However as the flight-to-safety began to reverse during the second quarter of 2009, our low-beta strategy became a laggard and, consequently, we slightly underperformed our benchmark.

FROM OUR PERSPECTIVE, WE ARE ANTICIPATING A RELATIVELY ANEMIC RECOVERY TO DICTATE FURTHER MONETARY POLICY ACCOMMODATION BY THE FED.

While the present ultra-easy stance will eventually give way to a normalization of both short-term interest rates and liquidity provisions, the transition is likely to be slow. We believe that core inflation will probably remain tame for most if not all of 2010, thereby granting some leeway for the U.S. central bank to favor policies that encourage recovery, over trying to manage some of the pressures we are starting to see on prices. While the massive gains realized in some sectors of the U.S. bond market in 2009, including asset-backed and commercial-backed securities, are unlikely to be repeated in 2010, we believe that the environment will present adequate opportunities to add value through our investment discipline.

----------
(3.) Portfolio allocation is subject to change and is calculated based on the total investments of the Fund.

                Wells Fargo Managed Account CoreBuilder Shares 5


                       Performance Highlights (Unaudited)

           WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2009)


                                             6-Months*   1 Year   Life of Fund
                                             ---------   ------   ------------
CoreBuilder Shares - Series G                   3.85      7.62        7.63
Barclays Capital U.S. Securitized Index(1)      3.99      7.78        6.29

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 800-368-0627.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and NOT to the shares of the Fund.

CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Wells Fargo Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.

                6 Wells Fargo Managed Account CoreBuilder Shares


                           Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from July 1, 2009 to December 31, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning        Ending         Expenses
                                           Account Value   Account Value   Paid During     Net Annual
                                            07-01-2009      12-31-2009      the Period   Expense Ratio
                                           -------------   -------------   -----------   -------------
Actual                                       $1,000.00       $1,038.50        $0.00          0.00%
Hypothetical (5% return before expenses)     $1,000.00       $1,025.21        $0.00          0.00%

                Wells Fargo Managed Account CoreBuilder Shares 7


                  Portfolio of Investments--December 31, 2009

COREBUILDER SHARES - SERIES G

                                                                                               INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                      RATE        DATE          VALUE
-----------   ------------------------------------------------------------------------------   --------   ----------   -------------
AGENCY SECURITIES: 87.39%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.85%
$   134,418   FHLMC #A77459                                                                      7.50%    05/01/2038   $     146,653
    164,755   FHLMC #F60001                                                                      4.50     01/01/2024         169,491
                                                                                                                             316,144
                                                                                                                       -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 78.12%
    220,000   FNMA%%                                                                             4.00     01/01/2040         212,369
  1,525,000   FNMA%%                                                                             4.50     01/01/2040       1,522,141
  2,465,000   FNMA%%                                                                             5.00     01/01/2040       2,529,322
  3,325,000   FNMA%%                                                                             5.50     01/01/2040       3,480,341
  2,255,000   FNMA%%                                                                             6.00     01/01/2040       2,388,185
    800,000   FNMA%%                                                                             6.50     01/01/2040         856,750
     86,469   FNMA #256986                                                                       7.00     11/01/2037          94,463
    217,868   FNMA #257307                                                                       6.00     08/01/2038         230,974
    278,722   FNMA #888707                                                                       7.50     10/01/2037         309,901
    104,153   FNMA #934370                                                                       5.50     08/01/2038         109,144
    294,653   FNMA #941312                                                                       6.50     07/01/2037         315,877
    120,058   FNMA #976190                                                                       7.50     05/01/2038         131,773
    194,790   FNMA #987853                                                                       5.50     08/01/2038         204,124
    230,363   FNMA #995591                                                                       7.00     03/01/2024         249,904
    640,923   FNMA #995958                                                                       5.50     06/01/2024         679,156
                                                                                                                          13,314,424
                                                                                                                       -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 7.42%
    825,000   GNMA%%                                                                             5.00     01/01/2040         848,332
  3,130,652   GNMA Series 2002-53 Class IO+/-(c)                                                 0.89     04/16/2042          67,108
    125,000   GNMA Series 2004-10 Class C                                                        4.67     07/16/2031         130,246
     42,860   GNMA Series 2005-90 Class A                                                        3.76     09/16/2028          43,917
    165,000   GNMA Series 2007-75 Class B                                                        5.05     10/16/2014         174,203
                                                                                                                           1,263,806
                                                                                                                       -------------
TOTAL AGENCY SECURITIES (COST $14,963,101)                                                                                14,894,374
                                                                                                                       -------------
ASSET BACKED SECURITIES: 2.82%
     95,489   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4 CLASS A3B+/-                    0.93     11/15/2011          95,626
    165,000   CHASE ISSUANCE TRUST SERIES 2009-A3 CLASS A3                                       2.40     06/17/2013         167,487
     90,000   DISCOVER CARD MASTER TRUST SERIES 2008-A3 CLASS A3                                 5.10     10/15/2013          94,166
     70,000   DISCOVER CARD MASTER TRUST SERIES 2008-A4 CLASS A4                                 5.65     12/15/2015          76,100
     45,831   USAA AUTO OWNER TRUST SERIES 2007-2 CLASS A3                                       4.90     02/15/2012          46,418
TOTAL ASSET BACKED SECURITIES (COST $467,889)                                                                                479,797
                                                                                                                       -------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.53%
     90,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2007-T28 CLASS AAB              5.75     09/11/2042          90,039
    100,000   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-LB4A CLASS A4            4.58     10/15/2037          98,776
    119,546   FHLMC SERIES T-42 CLASS A5                                                         7.50     02/25/2042         134,003
     82,371   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-                  4.77     07/25/2043          80,312
     77,868   FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59 CLASS 2A1+/-                  4.76     10/25/2043          75,921
     65,281   FNMA SERIES 2005-W4 CLASS 3A+/-                                                    4.66     06/25/2035          63,527
    127,484   FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A3                                          7.00     05/25/2044         140,332
    120,523   FNMA WHOLE LOAN SERIES 2004-W15 CLASS 1A3                                          7.00     08/25/2044         132,695
    376,478   GNMA SERIES 2006-3 CLASS A                                                         4.21     01/16/2028         386,685
     97,553   GNMA SERIES 2007-12 CLASS A                                                        3.96     06/16/2031         100,465
     55,958   GNMA SERIES 2007-69 CLASS TA+/-                                                    4.87     06/16/2031          57,862
  4,074,796   GNMA SERIES 2008-22 CLASS XM IO+/-(c)                                              1.03     02/16/2050         191,722

                8 Wells Fargo Managed Account CoreBuilder Shares


                   Portfolio of Investments--December 31, 2009

COREBUILDER SHARES - SERIES G

                                                                                               INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                                      RATE        DATE          VALUE
-----------   ------------------------------------------------------------------------------   --------   ----------   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$    87,650   GNMA SERIES 2008-39 CLASS A                                                        4.50%    02/16/2023   $      90,018
    135,000   GNMA SERIES 2008-86 CLASS D                                                        5.46     04/16/2040         134,151
    110,000   LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C8 CLASS A3              4.83     11/15/2027         111,871
     40,000   MORGAN STANLEY CAPITAL I SERIES 2004-T15 CLASS A4+/-                               5.27     06/13/2041          40,065
    200,000   TIAA REAL ESTATE CDO LIMITED SERIES 2007-C4 CLASS A3+/-                            6.07     08/15/2039         207,375
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,062,365)                                                                2,135,819
                                                                                                                       -------------
US TREASURY SECURITIES: 3.05%
US TREASURY NOTES: 3.05%
    515,000   US TREASURY NOTE                                                                   1.50     10/31/2010         519,546
                                                                                                                       -------------
TOTAL US TREASURY SECURITIES (COST $514,734)                                                                                 519,546
                                                                                                                       -------------
SHORT-TERM INVESTMENTS: 65.00%


  SHARES                                                                                        YIELD
----------                                                                                     --------
MUTUAL FUNDS: 64.71%
 11,028,023   Wells Fargo Advantage Money Market Trust~+++(u)                                    0.10                     11,028,023
                                                                                                                       -------------

                                                                                               INTEREST
 PRINCIPAL                                                                                       RATE
-----------                                                                                    --------
US TREASURY BILLS: 0.29%
$    50,000   US TREASURY BILL###                                                                0.06     03/25/2010          49,993
                                                                                                                       -------------
TOTAL SHORT-TERM INVESTMENTS (COST $11,078,016)                                                                           11,078,016
                                                                                                                       -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $29,086,105)*                                                                   170.79%                          $  29,107,552
OTHER ASSETS AND LIABILITIES, NET                                                     (70.79)                           (12,064,185)
                                                                                      ------                           -------------
TOTAL NET ASSETS                                                                      100.00%                          $  17,043,367
                                                                                      ------                           -------------

----------
%%   Securities issued on a when-issued (TBA) basis.

+/-  Variable rate investments.

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

~ The Fund invests cash balances that it retains for liquidity purposes in the Wells Fargo Advantage Money Market Trust. The Wells Fargo Advantage Money Market Trust does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $11,028,023.

(u)  Rate shown is the 7-day annualized yield at period end.

##   Zero coupon securities. Interest rate presented is yield to maturity.

#    Security pledged as collateral for futures transactions.

* Cost for federal income tax purposes is $29,086,105 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $ 218,274
Gross unrealized depreciation    (196,827)
                                ---------
Net unrealized appreciation     $  21,447

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Managed Account CoreBuilder Shares 9


             Statement of Assets and Liabilities--December 31, 2009

ASSETS
   Investments
      In unaffiliated securities, at value ....................   $18,079,529
      In affiliated securities, at value ......................    11,028,023
                                                                  -----------
   Total investments at value (see cost below) ................    29,107,552
   Receivables for interest ...................................        58,113
                                                                  -----------
Total assets ..................................................    29,165,665
                                                                  -----------
LIABILITIES
   Payable for daily variation margin on futures contracts ....         3,240
   Payable for Fund shares redeemed ...........................        32,262
   Payable for investments purchased ..........................    12,007,585
   Dividends payable ..........................................        79,211
                                                                  -----------
Total liabilities .............................................    12,122,298
                                                                  -----------
TOTAL NET ASSETS ..............................................   $17,043,367
                                                                  ===========
NET ASSETS CONSIST OF
   Paid-in capital ............................................   $16,905,280
   Undistributed net investment income ........................        19,502
   Accumulated net realized gain on investments ...............       117,930
   Net unrealized appreciation of investments .................        21,447
   Net unrealized depreciation of futures .....................       (20,792)
                                                                  -----------
TOTAL NET ASSETS ..............................................   $17,043,367
                                                                  ===========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets .................................................   $17,043,367
   Shares outstanding .........................................     1,678,184
   Net asset value and offering price per share ...............        $10.16
                                                                  -----------
Investments at cost ...........................................   $29,086,105
                                                                  -----------

----------
(1.) The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

               10 Wells Fargo Managed Account CoreBuilder Shares


         Statement of Operations--For the Year Ended December 31, 2009

INVESTMENT INCOME
   Interest ..........................................................   $  375,824
   Income from affiliated securities .................................       29,883
                                                                         ----------
Total investment income ..............................................      405,707
                                                                         ----------
Net investment income ................................................      405,707
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Unaffiliated securities ...........................................      806,809
   Futures transactions ..............................................        5,404
                                                                         ----------
Net realized gain from investments ...................................      812,213
                                                                         ----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Unaffiliated securities ...........................................      (47,138)
   Futures transactions ..............................................       (7,107)
                                                                         ----------
Net change in unrealized appreciation (depreciation) of investments ..      (54,245)
                                                                         ----------
Net realized and unrealized gain (loss) on investments ...............      757,968
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................   $1,163,675
                                                                         ==========

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Managed Account CoreBuilder Shares 11


                      Statements of Changes in Net Assets

                                                                                       For the              For the
                                                                                     Year Ended          Period Ended
                                                                                  December 31, 2009   December 31, 2008*
                                                                                  -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................      $10,195,866         $         0
OPERATIONS
   Net investment income ......................................................          405,707             247,378
   Net realized gain on investments ...........................................          812,213             224,114
   Net change in unrealized appreciation (depreciation) of investments ........          (54,245)             54,900
                                                                                     -----------         -----------
Net increase in net assets resulting from operations ..........................        1,163,675             526,392
                                                                                     -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ......................................................         (762,048)           (362,066)
                                                                                     -----------         -----------
   Net realized gain ..........................................................         (412,766)            (15,100)
                                                                                     -----------         -----------
Total distributions to shareholders ...........................................       (1,174,814)           (377,166)
                                                                                     -----------         -----------

CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold ..................................................        8,745,397          10,046,640
   Cost of shares redeemed ....................................................       (1,886,757)                  0
                                                                                     -----------         -----------
Net increase in net assets resulting from capital share transactions - Total ..        6,858,640          10,046,640
                                                                                     -----------         -----------
NET INCREASE IN NET ASSETS ....................................................        6,847,501          10,195,866
                                                                                     ===========         ===========
ENDING NET ASSETS .............................................................      $17,043,367         $10,195,866
                                                                                     ===========         ===========
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME .........................      $    19,502         $     3,919
                                                                                     ===========         ===========
SHARES ISSUED AND REDEEMED
   Shares sold ................................................................          856,514           1,004,650
   Shares redeemed ............................................................         (182,980)                  0
                                                                                     -----------         -----------
NET INCREASE IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ..          673,534           1,004,650
                                                                                     ===========         ===========

*    Period from inception of the Fund, April 15, 2008 though December 31, 2008.

The accompanying notes are an integral part of these financial statements.

               12 Wells Fargo Managed Account CoreBuilder Shares


                              Financial Highlights

                                          Beginning                 Net Realized    Distributions
                                          Net Asset       Net      and Unrealized     from Net
                                          Value Per   Investment        Gain         Investment
                                            Share       Income     on Investments      Income
                                          ---------   ----------   --------------   -------------
January 1, 2009 to December 31, 2009 ..     $10.15       0.31           0.46            (0.51)
April 15, 20083 to December 31, 2008 ..     $10.00       0.25           0.28            (0.36)

----------
(1.) Returns for periods of less than one year are not annualized.

(2.) Portfolio turnover rates presented for periods of less than one year are not annualized.

(3.) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Managed Account CoreBuilder Shares 13


                              Financial Highlights

                              Net Investment
                   Ending         Income
 Distributions   Net Asset   Ratio to Average               Portfolio   Net Assets at
   from Net      Value Per      Net Assets        Total     Turnover    End of Period
Realized Gains     Share       (Annualized)     Return(1)    Rate(2)    (000s) omitted
--------------   ---------   ----------------   ---------   ---------   --------------
    (0.25)         $10.16          2.59%          7.62%       736%          $17,043
    (0.02)         $10.15          3.48%          5.41%       495%          $10,196

                14 Wells Fargo Managed Account CoreBuilder Shares


                          Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the Wells Fargo Managed Account CoreBuilder Shares - Series G (the "Fund"). The Fund is a diversified series of the Trust, a Delaware statutory trust organized on November 8, 1999.

The Fund is a special purpose government securities fund that is used in combination with selected individual securities to effectively model institutional-level investment strategies. As an investment option within the separately managed accounts advised or subadvised by Wells Fargo Funds Management, LLC, the Fund enables certain separately managed account investors to achieve greater diversification than small managed accounts might otherwise achieve.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 25, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Certain fixed income securities with maturities exceeding 60 days are valued using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using the methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

WHEN-ISSUED TRANSACTIONS

The Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

                Wells Fargo Managed Account CoreBuilder Shares 15


                          Notes to Financial Statements

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for the dollar rolls transactions as purchases and sales.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2009, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net   Accumulated Net
    Investment       Realized Gain
      Income         on Investments
-----------------   ---------------
     $371,924          $(371,924)

FEDERAL AND OTHER TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

                16 Wells Fargo Managed Account CoreBuilder Shares


                          Notes to Financial Statements

The Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of December 31, 2009, the Fund had $(12,094)of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements on investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. These inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments in securities:

                                                              Significant Other       Significant
                                              Quoted Prices   Observable Inputs   Unobservable Inputs
INVESTMENT IN SECURITITES                       (Level 1)         (Level 2)            (Level 3)           Total
-------------------------                     -------------   -----------------   -------------------   -----------
Asset-backed securities                        $         0        $ 479,797           $         0       $   479,797
Collateralized mortgage obligations                      0         2,135,819                    0         2,135,819
Debt securities issued by U.S. Treasury and
   U.S. government agencies                        519,546        14,724,883              169,491        15,413,920
Short-term investments                          11,028,023            49,993                    0        11,078,016
                                               $11,547,569       $17,390,492          $   169,491       $29,107,552

Further details on the major security types listed above for the Fund can be found in the Portfolio of Investments.

As of December 31, 2009, the inputs used in valuing the Fund's other financial instruments, which are carried at fair value, were as follows:

                                                              Significant Other       Significant
                                              Quoted Prices   Observable Inputs   Unobservable Inputs
                                                (Level 1)         (Level 2)            (Level 3)           Total
                                              -------------   -----------------   -------------------   -----------
Other financial instruments*                    $(20,792)            $0                  $0              $(20,792)

*    Other financial instruments include futures contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                             Debt securities issued
                                                              by U.S. Treasury and
                                                            U.S. government agencies
                                                            ------------------------
Balance as of 12/31/2008                                            $      0
   Realized gain (loss)                                                    0
   Change in unrealized appreciation (depreciation)                        0
   Net purchases (sales)                                                   0
   Net transfers in (out) of Level 3                                 169,491
Balance as of 12/31/2009                                            $169,491
Change is unrealized appreciation (depreciation) relating
   to securities held at December 31, 2009                          $      0

                Wells Fargo Managed Account CoreBuilder Shares 17


                          Notes to Financial Statements

4. EXPENSES

Wells Fargo Funds Management, LLC ("Funds Management") is the investment adviser to the Fund and is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management does not received a fee from the Fund but is entitled to receive fees from the sponsors of wrap-fee programs.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives from sponsors of wrap-fee programs.

Generally, no ordinary operating fees or expenses are charged to the Fund. Funds Management has contractually committed to absorb and pay all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g. commissions), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund's business. This commitment has an indefinite term.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended December 31, 2009, were as follows:

 Purchases at Cost   Sales Proceeds
------------------   --------------
    $133,161,549      $126,960,030

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2009, the Fund entered into futures contracts for hedging purposes.

At December 31, 2009, the Fund had long/short futures contracts outstanding as follows:

                                              Initial    Net Unrealized
Expiration                                   Contract    Appreciation/
   Date      Contracts         Type           Amount     (Depreciation)
----------   ---------   ----------------   ----------   --------------
March 2010    24 Long    US Treasury Note   $2,789,296     $(44,108)
March 2010    16 Short   US Treasury Note    3,483,566       23,316

The Fund had an average contract amount of $2,689,802 in futures contracts during the year ended December 31, 2009.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. CONCENTRATION OF OWNERSHIP

From time to time, one or more of the Fund's shareholders may hold a significant percentage of the Fund's outstanding shares. Investment and/or voting activities of these shareholders with respect their holdings in Fund shares could have a material impact on the Fund.

At December 31, 2009, there were two shareholders who held 99.72% of the outstanding shares of the Fund.

SHAREHOLDER                             % of ownership
-----------                             --------------
Wells Capital Management Incorporated       59.59%
Citigroup Global Markets Incorporated       40.13%

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid as ordinary income during the years ended December 31, 2009, and December 31, 2008, were $1,174,814 and $377,166, respectively.

                18 Wells Fargo Managed Account CoreBuilder Shares


                          Notes to Financial Statements

As of December 31,2009, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

Undistributed     Unrealized
   Ordinary      Appreciation     Capital Loss
    Income      (Depreciation)   Carryforward*
-------------   --------------   -------------
  $212,758          $16,634        $(12,094)

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT EVENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update on "IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS" which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

                Wells Fargo Managed Account CoreBuilder Shares 19


             Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Managed Account CoreBuilder Shares - Series G, (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of December 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Managed Account CoreBuilder Shares - Series G of Wells Fargo Funds Trust as of December 31, 2009, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                           (KPMG LLP)

Boston, Massachusetts
February 25, 2010

                20 Wells Fargo Managed Account CoreBuilder Shares


                          Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 871(k)(1)(C) of the Code, the Fund designates $713,452 of the income dividends paid during the year ended December 31, 2009 as interest-related dividends.

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the Fund designates $412,768 as short-term capital gain dividends for the year ended December 31, 2009.

               Wells Fargo Managed Account CoreBuilder Shares 21


                         Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                             Position Held and
     Name and Age           Length of Service(2)     Principal Occupations During Past Five Years   Other Directorships
     ------------        -------------------------   --------------------------------------------   -------------------
Peter G. Gordon          Trustee, since 1998;        Co-Founder, Chairman, President and CEO of     None
67                       Chairman, since 2005        Crystal Geyser. Water Company.
                         (Lead Trustee since 2001)

Isaiah Harris, Jr.       Advisory Board              Retired. Prior thereto, President and CEO of   CIGNA Corporation;
57                       Trustee, since 2008         BellSouth Advertising and Publishing Corp      Deluxe Corporation
                                                     from 2005 to 2007, President and CEO of
                                                     BellSouth Enterprises from 2004 to 2005 and
                                                     President of BellSouth Consumer Services
                                                     from 2000 to 2003. Currently a member of the
                                                     Iowa State University Foundation Board of
                                                     Governors and a member of the Advisory Board
                                                     of Iowa State University School of Business.

Judith M. Johnson        Trustee, since 2008         Retired. Prior thereto, Chief Executive        None
60                                                   Officer and Chief Investment Officer of
                                                     Minneapolis Employees Retirement Fund from
                                                     1996 to 2008. Ms. Johnson is a certified
                                                     public accountant and a certified managerial
                                                     accountant.

David F. Larcker         Advisory Board              James Irvin Miller Professor of Accounting     None
59                       Trustee, since 2008         at the Graduate School of Business, Stanford
                                                     University, Director of Corporate Governance
                                                     Research Program and Co-Director of The Rock
                                                     Center for Corporate Governance since 2006.
                                                     From 2005 to 2008, Professor of Accounting
                                                     at the Graduate School of Business, Stanford
                                                     University. Prior thereto, Ernst & Young
                                                     Professor of Accounting at The Wharton
                                                     School, University of Pennsylvania from 1985
                                                     to 2005.

Olivia S. Mitchell       Trustee, since 2006         Professor of Insurance and Risk Management,    None
56                                                   Wharton School, University of Pennsylvania.
                                                     Director of the Boettner Center on Pensions
                                                     and Retirement Research. Research associate
                                                     and board member, Penn Aging Research
                                                     Center. Research associate, National Bureau
                                                     of Economic Research.

               22 Wells Fargo Managed Account CoreBuilder Shares


                         Other Information (Unaudited)

                             Position Held and
     Name and Age           Length of Service(2)     Principal Occupations During Past Five Years   Other Directorships
     ------------        -------------------------   --------------------------------------------   -------------------
Timothy J. Penny         Trustee, since 1996         President and CEO of Southern Minnesota        None
58                                                   Initiative Foundation, a non-profit
                                                     organization, since 2007 and Senior Fellow
                                                     at the Humphrey Institute Policy Forum at
                                                     the University of Minnesota since 1995.
                                                     Member of the Board of Trustees of NorthStar
                                                     Education Finance, Inc., a non-profit
                                                     organization, since 2007.

Donald C. Willeke        Trustee, since 1996         Principal of the law firm of Willeke &         None
69                                                   Daniels. General Counsel of the Minneapolis
                                                     Employees Retirement Fund from 1984 to
                                                     present.

OFFICERS

                             Position Held and
     Name and Age           Length of Service(2)     Principal Occupations During Past Five Years   Other Directorships
     ------------        -------------------------   --------------------------------------------   -------------------
Karla M. Rabusch         President, since 2003       Executive Vice President of Wells Fargo        None
50                                                   Bank, N.A. and President of Wells Fargo
                                                     Funds Management, LLC since 2003. Senior
                                                     Vice President and Chief Administrative
                                                     Officer of Wells Fargo Funds Management, LLC
                                                     from 2001 to 2003.

C. David Messman         Secretary, since 2000;      Senior Vice President and Secretary of         None
49                       Chief Legal Counsel,        Wells Fargo Funds Management, LLC since
                         since 2003                  2001. Vice President and Managing Senior
                                                     Counsel of Wells Fargo Bank, N.A. since
                                                     1996.

Kasey Phillips(3)        Treasurer, since 2009       Senior Vice President of Evergreen             None
39                                                   Investment Management Company, LLC since
                                                     2006 and currently the Treasurer of the
                                                     Evergreen Funds since 2005. Vice President
                                                     and Assistant Vice President of Evergreen
                                                     Investment Services, Inc. from 1999 to 2006.

David Berardi(4)         Assistant Treasurer,        Vice President of Evergreen Investment         None
34                       since 2009                  Management Company, LLC since 2008.
                                                     Assistant Vice President of Evergreen
                                                     Investment Services, Inc. from 2004 to 2008.
                                                     Manager of Fund Reporting and Control for
                                                     Evergreen Investment Management Company, LLC
                                                     since 2004.

Jeremy DePalma(4)        Assistant Treasurer,        Senior Vice President of Evergreen             None
35                       since 2009                  Investment Management Company, LLC since
                                                     2008. Vice President, Evergreen Investment
                                                     Services, Inc. from 2004 to 2007. Assistant
                                                     Vice President, Evergreen Investment
                                                     Services, Inc. from 2000 to 2004 and the
                                                     head of the Fund Reporting and Control Team
                                                     within Fund Administration since 2005.

Debra Ann Early          Chief Compliance Officer,   Chief Compliance Officer of Wells Fargo        None
45                       since 2007                  Funds Management, LLC since 2007. Chief
                                                     Compliance Officer of Parnassus Investments
                                                     from 2005 to 2007. Chief Financial Officer
                                                     of Parnassus Investments from 2004 to 2007
                                                     and Senior Audit Manager of
                                                     PricewaterhouseCoopers LLP from 1998 to
                                                     2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                Wells Fargo Managed Account CoreBuilder Shares 23


                              List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE          (GRAPHIC)
                                                       Printed on Recycled Paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

                                                                    120048 02-10
                                                                ACBG/AR129 12-09

                                                              (WELLS FARGO LOGO)

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reports at www.wellsfargo.com/advantagedelivery

(GRAPHIC)      AnnualReport
               December 31, 2009

               WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES(SM)

               - SERIES M

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reports at www.wellsfargo.com/advantagedelivery

Contents

PERFORMANCE HIGHLIGHTS ...................................    2
FUND EXPENSES ............................................    7
PORTFOLIO OF INVESTMENTS .................................    8
FINANCIAL STATEMENTS
Statement of Assets and Liabilities ......................   11
Statement of Operations ..................................   12
Statements of Changes in Net Assets ......................   13
Financial Highlights .....................................   14
NOTES TO FINANCIAL STATEMENTS ............................   16
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..   20
OTHER INFORMATION ........................................   21
LIST OF ABBREVIATIONS ....................................   24

The views expressed are as of December 31, 2009, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Managed Account CoreBuilder Shares.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                2 Wells Fargo Managed Account CoreBuilder Shares


                       Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M

INVESTMENT OBJECTIVE

The WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M (the Fund) seeks total return, consisting of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA
Robert J. Miller

FUND INCEPTION

April 15, 2008

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF DECEMBER 31, 2009

                                           1 year
                                           ------
CoreBuilder Shares - Series M              25.50
Barclays Capital Municipal Bond Index(1)   12.91

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed,may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 1-800-368-0627.

                               (PERFORMANCE GRAPH)

GROWTH OF $10,000 INVESTMENT(2)
(AS OF DECEMBER 31, 2009)

                     COREBUILDER         BARCLAYS
                        SHARES            CAPITAL
                     -----------         --------
  4/15/2008             10000             10000
  4/30/2008              9998              9945
  5/31/2008             10101             10005
  6/30/2008             10052              9892
  7/31/2008             10115              9930
  8/31/2008             10252             10046
  9/30/2008              9835              9575
 10/31/2008              9513              9477
 11/30/2008              9485              9507
 12/31/2008              9426              9646
  1/31/2009              9839              9999
  2/28/2009              9854             10051
  3/31/2009              9916             10053
  4/30/2009             10209             10254
  5/31/2009             10567             10363
  6/30/2009             10648             10265
  7/31/2009             10926             10437
  8/31/2009             11172             10616
  9/30/2009             11717             10997
 10/31/2009             11609             10766
 11/30/2009             11742             10855
 12/31/2009             11830             10891

(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO MANAGED ACCOUNT
     COREBUILDER SHARES - SERIES M for the life of the Fund with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                Wells Fargo Managed Account CoreBuilder Shares 3


                       Performance Highlights (Unaudited)

           WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Our overweight to credit was the key positive driver of the Fund's outperformance.

- Positive security selection more than offset the Fund's duration and yield-curve exposure.

- From our view, supply-and-demand characteristics drove the market as fundamental credit quality deteriorated.

THE MUNICIPAL BOND MARKET SHOWED SIGNS OF STRENGTH DURING THE 12-MONTH PERIOD, FOLLOWING ONE OF THE WORST YEARS ON RECORD IN 2008.

The year began with municipals exceptionally cheap to treasuries (the ratio of municipal bond yields to treasuries yields for similar maturities exceeded historical norms by a wide margin) at 200%, 125% and 160% of 5, 10, and 30 year treasuries and ended the year at 60%, 75% and 88% of 5, 10, and 30 year treasuries, respectively, well through historical norms.

The spread between BBB-rated and AAA-rated municipal bonds narrowed substantially throughout the 12-month period and rallied from over 400 bps (100 basis points equals 1.00%) to just over 260 bps by the close of the period. BBB-rated bonds turned out to be the best performing rating category returning 26.09% compared to A, AA and AAA-rating categories which returned 15.87%, 11.72% and 9.06%, respectively.

Investors initially sought refuge on the front-end of the yield curve (shorter-term maturities) driving interest rates lower and causing the municipal yield curve to steepen to historic levels. Even though investors began moving out the curve toward longer-term maturities in search of yield, the curve remained steep by historical measures. Despite the rally at the front-end of the yield curve, it was the long-end that turned in the best performance for the 12-month period. Bonds with maturities of 15 years and longer had double digit returns.

CREDIT QUALITY(3)
(AS OF DECEMBER 31, 2009)

                                  (PIE CHART)

AAA       (11%)
AA        (17%)
A         (32%)
BBB       (14%)
BB         (4%)
Unrated   (22%)

(3.) The ratings indicated are from Standard & Poor's, Moody's Investors
     Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor's rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody's rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality is subject to change and is calculated based on the total investments of the Fund.

                4 Wells Fargo Managed Account CoreBuilder Shares


                       Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M (CONTINUED)

EFFECTIVE MATURITY DISTRIBUTION(4)
(AS OF DECEMBER 31, 2009)

                                  (PIE CHART)

0-1 Year      (4%)
1-3 Years     (5%)
3-5 Years     (7%)
5-10 Years   (35%)
10-20 Years  (28%)
20 + Years   (21%)

Another key driver of municipal bond performance was a supply-and-demand imbalance. In terms of supply, municipal issuance of $409 billion was barely off the record of $424 billion set in 2007. Despite the surge in total municipal issuance, tax-exempt issuance was at the lowest level since 2004. A contributing factor was the issuance of Build America Bonds (BABs) which accounted for about 15.6% of the new issue market. (BABs are part of the American Recovery and Reinvestment Act of 2009 and are taxable bonds issued by municipalities for which the federal government provides a subsidy equal to 35% of the interest expense.) At the same time issuance of tax-exempt debt was declining, flows into municipal bonds set a new record of $78.6 billion, nearly tripling the previous record of $28.6 billion set in 2003. This combination of reduced supply in the face of record investor interest added to performance of municipal bonds compared to other asset classes.

Lastly, revenue bonds outperformed general obligation (GO) bonds as the credit quality of state and local municipalities progressively deteriorated throughout the 12-month period. The three main revenue sources for state and local governments--personal income taxes, sales taxes, and ad valorem taxes--declined even as social service costs and federal mandates increased.

OUR INVESTMENT STRATEGY INFORMED OUR DECISIONS ON POSITIONING THE FUND DURING THE PERIOD.

The natural credit overweight of this component of CoreBuilder Series M was a key driver of performance for the Fund because credit spreads tightened significantly. Overall average credit quality was maintained slightly below the benchmark with an overweight to BBB-rated and A-rated bonds and an underweight to AA-rated and AAA-rated bonds.

Sector and Security selection contributed to Fund performance. We maintained an overweight to essential service revenue bonds and underweighted state and local GO bonds. This was positive for the Fund because revenue bonds outperformed GO bonds. Within the revenue bond sector, our industrial development revenue (IDR), pollution control revenue (PCR), hospital, resource recovery, and electric revenue bonds performed exceptionally well and outpaced the benchmark in each sector.

We maintained duration position that was short the benchmark in anticipation of higher interest rates that failed to materialize. The overall market rallied and this positioning detracted from the Fund's performance.

In terms of yield-curve positioning, we maintained a neutral weighting at the short-end of the curve, an overweight at the intermediate part of the curve, and an underweight at the long-end of the yield curve. These positions detracted from the Fund because the long-end of the yield curve outperformed for the 12-month period.

(4.) Effective maturity distribution is subject to change and is calculated based on the total investments of the Fund.

                Wells Fargo Managed Account CoreBuilder Shares 5


                       Performance Highlights (Unaudited)

           WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M (CONTINUED)

WE SEE THE POTENTIAL FOR IMPROVING ECONOMIC GROWTH, ALBEIT WITH POTENTIALLY STRONG HEADWINDS CONTINUING FROM HIGH LEVELS OF UNEMPLOYMENT.

In our assessment, the Fed is more vigilant toward economic risks than it is toward inflation risk. Consequently a tightening response, in terms of raising the federal funds interest rate, is not likely until economic fundamentals improve. This implies extraordinarily low interest rates for an extended period of time, which would likely preserve the current historically steep yield curve. We believe that this picture will change once the Fed decides to increase the federal funds rate and tighten what has been a loose monetary policy.

Certainly there are events to monitor as we move ahead into 2010, most notably is the potential retirement of several stimulus and liquidity-support programs from the Federal Reserve, particularly the end of the mortgage-backed securities
(MBS) buying program. We believe that this will influence the market for MBS debt and may create opportunities across other asset classes. We will remain vigilant with those shifting opportunities. In our opinion, diligent and earnest assessment of the fundamental risks in individual securities will be a key differentiating performance factor.

After a strong rally in municipal debt throughout much of 2009, we began to see cracks as fundamental credit quality continued to decline. Consequently, we are focused on accurately measuring the credit profiles of various municipal deals, as individual municipal securities begin to demonstrate more idiosyncratic risk. The yield dispersion across credit tiers remains historically high, but also the varying relative value within credit tiers is equally divergent. Thus, for our part, fundamental analysis of security profiles continues to be a paramount criterion for assessing long-term values.

                6 Wells Fargo Managed Account CoreBuilder Shares


                       Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2009)

                                           6-Months*   1 Year   Life of Fund
                                           ---------   ------   ------------
Series M                                     11.09      25.50      10.31
Barclays Capital Municipal Bond Index(1)      6.10      12.91       5.11

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available by calling 800-368-0627.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Wells Fargo Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.

                Wells Fargo Managed Account CoreBuilder Shares 7


                            Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from July 1, 2009 to December 31, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning         Ending        Expenses
                                           Account Value   Account Value   Paid During     Net Annual
                                             07-01-2009      12-31-2009     the Period   Expense Ratio
                                           -------------   -------------   -----------   -------------
Actual                                       $1,000.00       $1,110.90        $0.00          0.00%
Hypothetical (5% return before expenses)     $1,000.00       $1,025.21        $0.00          0.00%

                8 Wells Fargo Managed Account CoreBuilder Shares


                   Portfolio of Investments--December 31, 2009

COREBUILDER SHARES - SERIES M

                                                                                   INTEREST    MATURITY
PRINCIPAL   SECURITY NAME                                                            RATE        DATE         VALUE
---------   --------------------------------------------------------------------   --------   ----------   ----------
MUNICIPAL BONDS & NOTES: 98.24%
ALABAMA: 0.33%
$  25,000   COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-5 (SEWER REVENUE,
            XLCA COMPANY INSURED)+/-ss(m)(n)(a)                                      0.70%    02/01/2040   $    8,750
   25,000   COUNTY OF JEFFERSON AL SEWER REVENUE SUB-SERIES B-1-C (SEWER
            REVENUE, FGIC INSURED)+/-ss(m)(n)(a)                                     0.71     02/01/2042        8,750
                                                                                                               17,500
                                                                                                           ----------
ARIZONA: 3.58%
  100,000   ARIZONA SCHOOL FACILITIES BOARD REVENUE STATE SCHOOL TRUST
            (OTHER REVENUE, AMBAC INSURED)                                           5.00     07/01/2016      105,469
   85,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT #1 (PROPERTY TAX REVENUE)       4.85     07/15/2014       82,958
                                                                                                              188,427
                                                                                                           ----------
CALIFORNIA: 14.19%
  400,000   ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY SUB LIEN SERIES A
            (TRANSPORTATION REVENUE, AMBAC INSURED)##                                6.36     10/01/2018      240,288
  100,000   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY SERIES B
            (RESOURCE RECOVERY REVENUE)+/-ss                                         5.25     06/01/2023       98,938
   80,000   CORONA-NORCO CALIFORNIA UNIFIED SCHOOL DISTRICT CAPITAL APPRECIATION
            ELECTION 2006 SERIES C (PROPERTY TAX REVENUE, AGM INSURED)               6.80     08/01/2039       51,258
  100,000   OAKLAND CA UNIFIED SCHOOL DISTRICT ALAMEDA COUNTY (PROPERTY TAX
            REVENUE)                                                                 6.50     08/01/2024      109,669
  100,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY CIVIC CENTER PROJECT
            (LEASE REVENUE, ASSURED GUARANTY)                                        5.88     08/01/2037      100,103
  140,000   SAN DIEGO COUNTY CA CERTIFICATES PARTNERSHIP (LEASE REVENUE, AMBAC
            INSURED)                                                                 5.63     09/01/2012      145,489
                                                                                                              745,745
                                                                                                           ----------
COLORADO: 4.20%
  200,000   COLORADO ECFA CHARTER SCHOOL-AMERICAN ACADEMY PROJECT (LEASE
            REVENUE)                                                                 7.13     12/01/2033      220,636
                                                                                                           ----------
FLORIDA: 2.50%
  175,000   CITY OF SUNRISE FL PUBLIC FACILITIES CAPITAL APPRECIATION SERIES B
            (SALES TAX REVENUE, NATL-RE INSURED)##                                   4.32     10/01/2016      131,143
                                                                                                           ----------
GEORGIA: 0.88%
   50,000   ATLANTA DEVELOPMENT AUTHORITY SERIES A (IDR, AMBAC INSURED)              5.00     01/01/2027       46,222
                                                                                                           ----------
IDAHO: 6.59%
  100,000   BOISE-KUNA IRRIGATION DISTRICT (ELECTRIC, POWER & LIGHT REVENUE)         7.38     06/01/2040      112,764
  250,000   IDAHO HOUSING & FINANCE ASSOCIATION LIBERTY CHARTER SCHOOL SERIES A
            (OTHER REVENUE)                                                          6.00     06/01/2038      233,875
                                                                                                              346,639
                                                                                                           ----------
ILLINOIS: 3.98%
  100,000   ILLINOIS FINANCE AUTHORITY REVENUE ILLINOIS MEDICAL
            DISTRICT COMMISSION PROJECT A (HCFR, CIFG INSURED)                       4.13     09/01/2018       98,385
  150,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT # 117 CAPITAL
            APPRECIATION SERIES B (PROPERTY TAX REVENUE, FGIC INSURED)##             4.42     12/01/2016      110,858
                                                                                                              209,243
                                                                                                           ----------
INDIANA: 2.26%
  110,000   JASPER COUNTY IN POLLUTION CONTROL (IDR, NATL-RE & FGIC INSURED)         5.60     11/01/2016      118,944
                                                                                                           ----------

                Wells Fargo Managed Account CoreBuilder Shares 9


                   Portfolio of Investments--December 31, 2009

COREBUILDER SHARES - SERIES M

                                                                                   INTEREST    MATURITY
PRINCIPAL   SECURITY NAME                                                            RATE        DATE         VALUE
---------   --------------------------------------------------------------------   --------   ----------   ----------
KANSAS: 1.44%
$  75,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT REFERENDUM
            SALES TAX SECOND LIEN AREA B (SALES TAX REVENUE)                         5.00%    12/01/2020   $   75,608
                                                                                                           ----------
LOUISIANA: 4.78%
  200,000   CITY OF NEW ORLEANS LA (SEWER REVENUE, FGIC INSURED)                     5.38     06/01/2014      201,182
   50,000   NEW ORLEANS LA AVIATION BOARD GULF OPPORTUNITY ZONE (SEWER
            REVENUE, FGIC INSURED)                                                   6.50     01/01/2040       50,203
                                                                                                              251,385
                                                                                                           ----------
MASSACHUSETTS: 3.09%
  100,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY SABIS INTERNATIONAL
            CHARTER SERIES A (OTHER REVENUE)                                         8.00     04/15/2039      109,713
   50,000   MASSACHUSETTS HEALTH & EDUCATIONAL FACILITIES AUTHORITY SUFFOLK
            UNIVERSITY SERIES A (COLLEGE & UNIVERSITY REVENUE)                       6.00     07/01/2024       52,472

                                                                                                              162,185
                                                                                                           ----------
MICHIGAN: 6.01%
  200,000   COMSTOCK MI PUBLIC SCHOOLS (PROPERTY TAX REVENUE, AMBAC)##               4.96     05/01/2014      176,180
  100,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT LOAN PROGRAM
            SERIES A (OTHER REVENUE, AMBAC INSURED)                                  5.00     05/01/2013      102,744
   50,000   MICHIGAN MUNICIPAL BOND AUTHORITY LOCAL GOVERNMENT LOAN PROGRAM
            SERIES G (OTHER REVENUE, AMBAC INSURED)##                                4.75     05/01/2016       37,141
                                                                                                              316,065
                                                                                                           ----------
MISSOURI: 5.02%
  240,000   ST. LOUIS MO LAMBERT-ST. LOUIS INTERNATIONAL AIRPORT SERIES B
            (AIRPORT REVENUE, NATL-RE INSURED)                                       6.00     07/01/2013      264,098
                                                                                                           ----------
NEVADA: 1.73%
   85,000   CLARK COUNTY NV SCHOOL DISTRICT SERIES B (PROPERTY TAX REVENUE,
            AGM INSURED)                                                             5.00     06/15/2017       91,105
                                                                                                           ----------
NEW JERSEY: 2.00%
  100,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
            (COLLEGE & UNIVERSITY REVENUE)                                           5.63     06/01/2030      105,181
                                                                                                           ----------
NEW YORK: 0.99%
   50,000   YONKERS NY INDUSTRIAL DEVELOPMENT AGENCY SARAH LAWRENCE COLLEGE
            PROJECT SERIES A (COLLEGE & UNIVERSITY REVENUE)                          5.75     06/01/2024       51,949
                                                                                                           ----------
NORTH CAROLINA: 1.54%
  100,000   PERSON COUNTY NC INDUSTRIAL FACILITIES & PCFA (IDR, AMBAC
            INSURED)+/-ss(m)(n)(a)                                                   0.42     11/01/2018       80,700
                                                                                                           ----------
PENNSYLVANIA: 7.20%
  240,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH INTERNATIONAL
            AIRPORT (AIRPORT REVENUE, FGIC INSURED)                                  6.13     01/01/2016      242,604
   50,000   ALLEGHENY COUNTY PA INDUSTRIAL DEVELOPMENT AUTHORITY
            ENVIRONMENTAL IMPROVEMENT (IDR)                                          6.50     05/01/2017       51,089
   85,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A
            (PRIVATE SCHOOL REVENUE)                                                 5.25     10/01/2010       84,857
                                                                                                              378,550
                                                                                                           ----------
PUERTO RICO: 2.05%
  100,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUB-SERIES A
            (SALES TAX REVENUE)                                                      6.38     08/01/2039      107,913
                                                                                                           ----------

                10 Wells Fargo Managed Account CoreBuilder Shares


                   Portfolio of Investments--December 31, 2009

COREBUILDER SHARES - SERIES M

                                                                                   INTEREST    MATURITY
PRINCIPAL   SECURITY NAME                                                            RATE        DATE         VALUE
---------   --------------------------------------------------------------------   --------   ----------   ----------
SOUTH CAROLINA: 6.68%
$ 100,000   ALLENDALE COUNTY SC SCHOOL DISTRICT ENERGY SAVINGS SPECIAL
            OBLIGATION (GENERAL OBLIGATION - STATES, TERRITORIES)                     8.50%   12/01/2018   $  103,336
  240,000   TOWN OF NEWBERRY SC NEWBERRY COUNTY SCHOOL DISTRICT PROJECT
            (LEASE REVENUE)                                                           5.25    12/01/2017      247,992
                                                                                                              351,328
                                                                                                           ----------
TENNESSEE: 4.09%
  100,000   ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES PREFUNDED
            (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)                            7.75    07/01/2029      113,777
  100,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A (UTILITIES
            REVENUE)                                                                  5.25    09/01/2019      100,974
                                                                                                              214,751
                                                                                                           ----------
TEXAS: 7.96%
   80,000   GARZA COUNTY TX PUBLIC FACILITY CORPORATION (LEASE REVENUE)               4.75    10/01/2010       80,998
  100,000   HOUSTON TX AIRPORT SYSTEMS AMT SUB SERIES C
            (AIRPORT & MARINA REVENUE, XLCA INSURED)+/-ss(m)(n)(a)                    0.46    07/01/2032       89,000
  250,000   LA VERNIA TX HIGHER EDUCATION FINANCE CORPORATION SERIES A
            (EDUCATIONAL FACILITIES REVENUE)                                          6.25    02/15/2017      248,423
                                                                                                              418,421
                                                                                                           ----------
UTAH: 3.19%
  185,000   SPANISH FORK CITY UT AMERICAN LEADERSHIP ACADEMY
            (EDUCATIONAL FACILITIES REVENUE)++                                        5.55    11/15/2021      167,610
                                                                                                           ----------
VIRGIN ISLANDS: 0.95%
   50,000   VIRGIN ISLANDS PUBLIC FINANCE AUTHORITY SUB MATCHING
            LOAN NOTES SERIES A (OTHER REVENUE)                                       6.00    10/01/2039       50,031
                                                                                                           ----------
WASHINGTON: 1.01%
   50,000   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY (HCFR, FHA
            INSURED)                                                                  6.25    08/01/2028       53,166
                                                                                                           ----------
TOTAL MUNICIPAL BONDS & NOTES (COST $5,045,672)                                                             5,164,545
                                                                                                           ----------
TOTAL INVESTMENTS IN SECURITIES
(COST $5,045,672)*                                                  98.24%                                  5,164,545
OTHER ASSETS AND LIABILITIES, NET                                    1.76                                      92,796
                                                                   ------                                  ----------
TOTAL NET ASSETS                                                   100.00%                                 $5,257,341
                                                                   ------                                  ----------

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

##   Zero coupon securities. Interest rate presented is yield to maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

* Cost for federal income tax purposes is $5,045,372 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation   $156,073
Gross unrealized depreciation    (36,900)
                                --------
Net unrealized appreciation     $119,173

The accompanying notes are an integral part of these financial statements.

               Wells Fargo Managed Account CoreBuilder Shares 11


            Statements of Assets and Liabilities--December 31, 2009

ASSETS
Investments
   In unaffilialted securities, at value (see cost below) ........   $5,164,545
   Receivable for investments sold ...............................      118,542
   Receivables for interest ......................................       64,050
                                                                     ----------
Total assets .....................................................    5,347,137
                                                                     ----------
LIABILITIES
   Payable to custodian for overdrafts ...........................       64,250
   Dividends payable .............................................       25,546
                                                                     ----------
Total liabilities ................................................       89,796
                                                                     ----------
TOTAL NET ASSETS .................................................   $5,257,341
                                                                     ==========
NET ASSETS CONSIST OF
   Paid-in capital ...............................................   $5,121,656
   Overdistributed net investment income .........................         (338)
   Accumulated net realized gain on investments ..................       17,150
   Net unrealized appreciation of investments ....................      118,873
                                                                     ----------
TOTAL NET ASSETS .................................................   $5,257,341
                                                                     ==========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets ....................................................   $5,257,341
   Shares outstanding ............................................      512,630
   Net asset value per share .....................................   $    10.26
                                                                     ----------
Investments at cost ..............................................   $5,045,672
                                                                     ----------

(1.) The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

               12 Wells Fargo Managed Account CoreBuilder Shares


         Statement of Operations--For the Year Ended December 31, 2009

INVESTMENT INCOME
   Interest ..................................................................   $  282,990
   Income from affiliated securities .........................................          532
                                                                                 ----------
Total investment income ......................................................      283,522
                                                                                 ----------
Net investment income ........................................................      283,522
                                                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gains on securities in unaffiliated issuers .....................      277,492
Net change in unrealized appreciation on securities in unaffiliated issuers ..      591,562
                                                                                 ----------
Net realized and unrealized gain on investments ..............................      869,054
                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................   $1,152,576
                                                                                 ==========


The accompanying notes are an integral part of these financial statements.

               Wells Fargo Managed Account CoreBuilder Shares 13


                      Statements of Changes in Net Assets

                                                                                 For the             For the
                                                                                Year Ended        Period Ended
                                                                            December 31, 2009   December 31, 2008*
                                                                            -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .................................................       $4,639,871          $        0
OPERATIONS
   Net investment income ................................................          283,522             184,739
   Net realized gains on investments ....................................          277,492               6,100
   Net change in unrealized appreciation (depreciation) of investments ..          591,562            (472,689)
                                                                                ----------          ----------
Net increase (decrease) in net assets resulting from operations .........        1,152,576            (281,850)
                                                                                ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ................................................         (283,441)           (184,740)
   Net realized gains ...................................................         (257,833)             (9,027)
                                                                                ----------          ----------
Total distributions to shareholders .....................................         (541,274)           (193,767)
                                                                                ----------          ----------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold ............................................            6,168           5,115,488
                                                                                ----------          ----------
NET INCREASE IN NET ASSETS ..............................................          617,470           4,639,871
                                                                                ==========          ==========
ENDING NET ASSETS .......................................................       $5,257,341          $4,639,871
                                                                                ==========          ==========
ENDING BALANCE OF UNDISTRIBUTED/OVERDISTRIBUTED NET INVESTMENT INCOME ...       $     (338)         $       20
                                                                                ==========          ==========
SHARES ISSUED AND REDEEMED
   Shares sold ..........................................................              600             513,030
                                                                                ----------          ----------

*    Period from the inception of the Fund April 15, 2008 through December 31,
     2008.

The accompanying notes are an integral part of these financial statements.

                14 Wells Fargo Managed Account CoreBuilder Shares


                              Financial Highlights

                                             Beginning                     Net Realized    Distributions
                                             Net Asset         Net        and Unrealized      from Net     Distributions
                                             Value Per     Investment      Gain (Loss)      Investment       from Net
                                               Share      Income (Loss)   on Investments       Income      Realized Gains
                                             ---------   --------------   --------------   -------------   -------------
January 1, 2009 to December 31, 2009 ....      $ 9.06         0.55             1.70            (0.55)          (0.50)
April 15, 2008(3) to December 31, 2008 ..      $10.00         0.37            (0.92)           (0.37)          (0.02)

(1.) Returns for periods of less than one year are not annualized.

(2.) Portfolio turnover rates presented for periods of less than one year are not annualized.

(3.) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Managed Account CoreBuilder Shares 15


                              Financial Highlights

             Net Investment
 Ending       Income (Loss)
Net Asset   Ratio to Average               Portfolio   Net Assets at
Value Per     Net Assets         Total      Turnover   End of Period
  Share       (Annualized)     Return(1)    Rate(2)    (000s) omitted
---------   ----------------   ---------   ---------   --------------
$10.26             5.50%        25.50%        157%         $5,257
$ 9.06             5.29%        (5.74)%       150%         $4,640

               16 Wells Fargo Managed Account CoreBuilder Shares


                         Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). These financial statements report on the Wells Fargo Managed Account CoreBuilder Shares - Series M (the "Fund"). The Fund is a diversified series of the Trust, a Delaware statutory trust organized on November 8, 1999.

The Fund is a special purpose municipal bond fund that is used in combination with selected individual securities to effectively model institutional-level investment strategies. As an investment option within the separately managed account advised or subadvised by Wells Fargo Funds Management, LLC, the Fund enables certain separately managed account investors to achieve greater diversification than small managed accounts might otherwise achieve.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 25, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

SECURITIES VALUATION

Certain fixed income securities with maturities exceeding 60 days are valued using a pricing service approved by the Trust's Board of Trustees. This service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using the methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

WHEN-ISSUED TRANSACTIONS

The Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

               Wells Fargo Managed Account CoreBuilder Shares 17


                         Notes to Financial Statements

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At December 31, 2009, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

                      Accumulated Net
Overdistributed Net    Realized Gain
    Investment              on
      Income            Investments
-------------------   ---------------
       $(439)               $439

FEDERAL AND OTHER TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund's income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements on investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund's investments. These inputs are summarized into three broad levels as follows:

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

               18 Wells Fargo Managed Account CoreBuilder Shares


                         Notes to Financial Statements

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments in securities:

                                                                    Significant
                                                Significant Other   Unobservable    Total Fair
                                Quoted Prices   Observable Inputs      Inputs      Value as of
Investment in Securitites*        (Level 1)         (Level 2)         (Level 3)     12/31/2009
--------------------------      -------------   -----------------   ------------   -----------
Debt securities issued by
   states in the U.S. and its
   political subdivisions            $0            $4,977,345         $187,200      $5,164,545

Further details on the major security types listed above can be found in the Portfolio of Investments.

The following is a reconciliation of investment in which significant unobservable input (Level 3) were used in determining fair value:

                                                       Debt securities
                                                      issued by states
                                                       in the U.S. and
                                                        its political
                                                        subdivisions
                                                      ----------------
Balance as of 12/31/2008                                  $      0
   Accrued discounts (premiums)                              1,031
   Realized gain (loss)                                          0
   Change in unrealized appreciation (depreciation)            (56)
   Net purchases (sales)                                   186,225
   Net transfers in (out) of Level 3                             0
Balance as of 12/31/2009                                  $187,200
Change is unrealized appreciation (depreciation)
   relating to securities held at December 31, 2009       $    (56)

4. EXPENSES

Wells Fargo Funds Management, LLC ("Funds Management") is the investment adviser to the Fund and is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management does not received a fee from the Fund but is entitled to receive fees from the sponsors of wrap-fee programs.

Wells Capital Management Incorporated, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is the sub-adviser to the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives from sponsors of wrap-fee programs.

Generally, no ordinary operating fees or expenses are charged to the Fund. Funds Management has contractually committed to absorb and pay all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g. commissions), fees payable for services provided by the Fund's securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund's business. This commitment has an indefinite term.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended December 31, 2009, were as follows:

Purchases at Cost   Sales Proceeds
-----------------   --------------
    $7,529,335        $7,631,911

               Wells Fargo Managed Account CoreBuilder Shares 19


                         Notes to Financial Statements

6. CONCENTRATION OF OWNERSHIP

From time to time, one or more of the Fund's shareholders may hold a significant percentage of the Fund's outstanding shares. Investment and/or voting activities of these shareholders with respect their holdings in Fund shares could have a material impact on the Fund. At December 31, 2009, there was one shareholder, an affiliate of Wells Fargo & Company, which held 97.54% of the outstanding shares of the Fund.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2009, and December 31, 2008, were as follows:

  Tax- Exempt Income        Ordinary Income
----------------------   --------------------
  2009         2008         2009       2008
---------   ----------   ---------   --------
$269,635    $182,208      $271,639    $11,559

As of December 31, 2009, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of losses on wash sales.

Undistributed   Undistributed     Unrealized
 Tax-Exempt       Ordinary       Appreciation
   Income          Income       (Depreciation)
-------------   -------------   --------------
   $25,208         $16,850         $119,173

8. INDEMNIFICATION

Under the Trust's organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT EVENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update on "Improving Disclosures about Fair Value Measurements" which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

               20 Wells Fargo Managed Account CoreBuilder Shares


            Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Managed Account CoreBuilder Shares - Series M, (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of December 31, 2009, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Managed Account CoreBuilder Shares - Series M of Wells Fargo Funds Trust as of December 31, 2009, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                        (KPMG LLP)

Boston, Massachusetts
February 25, 2010

               Wells Fargo Managed Account CoreBuilder Shares 21


                         Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS or by visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

Pursuant to Section 871(k)(1)(c) of the Code, the Fund designate the following amount of their income dividends paid during the year ended December 31, 2009, as interest-related dividends:

Interest-Related
    Dividends
----------------
    $13,807

Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Fund listed below designates the following amount as short-term capital gain dividends for the year ended December 31, 2009:

 Short-Term
Capital Gain
  Dividends
------------
  $257,833

For federal income tax purposes, the Fund designates a percentage of its distributions paid from net investment income during the year as exempt-interest dividends under Section 852(b)(5) of the Code:

   % Tax Exempt
Distributions Paid
     From Net
Investment Income
------------------
       95%

               22 Wells Fargo Managed Account CoreBuilder Shares


                         Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 133 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INDEPENDENT TRUSTEES

                      Position Held and
   Name and Age      Length of Service(2)            Principal Occupations During Past Five Years            Other Directorships
------------------   --------------------   --------------------------------------------------------------   -------------------
Peter G. Gordon      Trustee, since 1998;   Co-Founder, Chairman, President and CEO of Crystal Geyser.       None
67                   Chairman, since 2005   Water Company.
                     (Lead Trustee since
                     2001)
Isaiah Harris, Jr.   Advisory Board         Retired. Prior thereto, President and CEO of BellSouth           CIGNA Corporation;
57                   Trustee, since 2008    Advertising and Publishing Corp from 2005 to 2007, President     Deluxe Corporation
                                            and CEO of BellSouth Enterprises from 2004 to 2005 and
                                            President of BellSouth Consumer Services from 2000 to 2003.
                                            Currently a member of the Iowa State University Foundation
                                            Board of Governors and a member of the Advisory Board of Iowa
                                            State University School of Business.
Judith M. Johnson    Trustee, since 2008    Retired. Prior thereto, Chief Executive Officer and Chief        None
60                                          Investment Officer of Minneapolis Employees Retirement Fund
                                            from 1996 to 2008. Ms. Johnson is a certified public
                                            accountant and a certified managerial accountant.
David F. Larcker     Advisory Board         James Irvin Miller Professor of Accounting at the Graduate       None
59                   Trustee, since 2008    School of Business, Stanford University, Director of
                                            Corporate Governance Research Program and Co-Director of The
                                            Rock Center for Corporate Governance since 2006. From 2005 to
                                            2008, Professor of Accounting at the Graduate School of
                                            Business, Stanford University. Prior thereto, Ernst & Young
                                            Professor of Accounting at The Wharton School, University of
                                            Pennsylvania from 1985 to 2005.
Olivia S. Mitchell   Trustee, since 2006    Professor of Insurance and Risk Management, Wharton School,      None
56                                          University of Pennsylvania. Director of the Boettner Center
                                            on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research associate,
                                            National Bureau of Economic Research.

               Wells Fargo Managed Account CoreBuilder Shares 23


                         Other Information (Unaudited)

                        Position Held and
   Name and Age        Length of Service(2)      Principal Occupations During Past Five Years   Other Directorships
   ------------      ------------------------   ---------------------------------------------   -------------------
Timothy J. Penny     Trustee, since 1996        President and CEO of Southern Minnesota         None
58                                              Initiative Foundation, a non-profit
                                                organization, since 2007 and Senior Fellow at
                                                the Humphrey Institute Policy Forum at the
                                                University of Minnesota since 1995. Member of
                                                the Board of Trustees of NorthStar Education
                                                Finance, Inc., a non-profit organization,
                                                since 2007.

Donald C. Willeke    Trustee, since 1996        Principal of the law firm of Willeke &          None
69                                              Daniels. General Counsel of the Minneapolis
                                                Employees Retirement Fund from 1984 to
                                                present.

OFFICERS

                        Position Held and
   Name and Age        Length of Service(2)      Principal Occupations During Past Five Years   Other Directorships
   ------------      ------------------------   ---------------------------------------------   -------------------
Karla M. Rabusch     President, since 2003      Executive Vice President of Wells Fargo Bank,   None
50                                              N.A. and President of Wells Fargo Funds
                                                Management, LLC since 2003. Senior Vice
                                                President and Chief Administrative Officer of
                                                Wells Fargo Funds Management, LLC from 2001
                                                to 2003.

C. David Messman     Secretary, since 2000;     Senior Vice President and Secretary of Wells    None
49                   Chief Legal Counsel,       Fargo Funds Management, LLC since 2001.
                     since 2003                 Vice President and Managing Senior Counsel of
                                                Wells Fargo Bank, N.A. since 1996.

Kasey Phillips(3)    Treasurer, since 2009      Senior Vice President of Evergreen Investment   None
38                                              Management Company, LLC since 2006 and
                                                currently the Treasurer of the Evergreen
                                                Funds since 2005. Vice President and
                                                Assistant Vice President of Evergreen
                                                Investment Services, Inc. from 1999 to 2006.

David Berardi(4)     Assistant Treasurer,       Vice President of Evergreen Investment          None
34                   since 2009                 Management Company, LLC  since 2008.
                                                Assistant Vice President of Evergreen
                                                Investment Services, Inc. from 2004 to 2008.
                                                Manager of Fund Reporting and Control for
                                                Evergreen Investment Management Company, LLC
                                                since 2004.

Jeremy DePalma(4)    Assistant Treasurer,       Senior Vice President of Evergreen Investment   None
35                   since 2009                 Management Company, LLC since 2008. Vice
                                                President, Evergreen Investment Services,
                                                Inc. from 2004 to 2007. Assistant Vice
                                                President, Evergreen Investment Services,
                                                Inc. from 2000 to 2004 and the head of the
                                                Fund Reporting and Control Team within Fund
                                                Administration since 2005.

Debra Ann Early      Chief Compliance           Chief Compliance Officer of Wells Fargo Funds   None
45                   Officer,                   Management, LLC since 2007. Chief Compliance
                     since 2007                 Officer of Parnassus Investments from
                                                2005 to 2007. Chief Financial Officer of
                                                Parnassus Investments from 2004 to 2007 and
                                                Senior Audit Manager of
                                                PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective November 1, 2009.

(4.) Treasurer during the period from June 1, 2009 to October 31, 2009.
     Assistant Treasurer effective November 1, 2009.

                24 Wells Fargo Managed Account CoreBuilder Shares


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    -- Association of Bay Area Governments
ADR     -- American Depositary Receipt
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
ARM     -- Adjustable Rate Mortgages
BART    -- Bay Area Rapid Transit
CDA     -- Community Development Authority
CDO     -- Collateralized Debt Obligation
CDSC    -- Contingent Deferred Sales Charge
CGIC    -- Capital Guaranty Insurance Company
CGY     -- Capital Guaranty Corporation
CIFG    -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     -- Certificate of Participation
CP      -- Commercial Paper
CTF     -- Common Trust Fund
DW&P    -- Department of Water & Power
DWR     -- Department of Water Resources
ECFA    -- Educational & Cultural Facilities Authority
EDFA    -- Economic Development Finance Authority
ETET    -- Eagle Tax-Exempt Trust
ETF     -- Exchange-Traded Fund
FFCB    -- Federal Farm Credit Bank
FGIC    -- Financial Guaranty Insurance Corporation
FHA     -- Federal Housing Authority
FHAG    -- Federal Housing Agency
FHLB    -- Federal Home Loan Bank
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FSA     -- Farm Service Agency
GDR     -- Global Depositary Receipt
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HCFR    -- Healthcare Facilities Revenue
HEFA    -- Health & Educational Facilities Authority
HEFAR   -- Higher Education Facilities Authority Revenue
HFA     -- Housing Finance Authority
HFFA    -- Health Facilities Financing Authority
HUD     -- Housing & Urban Development
IDA     -- Industrial Development Authority
IDAG    -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LIBOR   -- London Interbank Offered Rate
LLC     -- Limited Liability Company
LOC     -- Letter of Credit
LP      -- Limited Partnership
MBIA    -- Municipal Bond Insurance Association
MFHR    -- Multi-Family Housing Revenue
MMD     -- Municipal Market Data
MTN     -- Medium Term Note
MUD     -- Municipal Utility District
NATL-RE -- National Public Finance Guarantee Corporation
PCFA    -- Pollution Control Finance Authority
PCR     -- Pollution Control Revenue
PFA     -- Public Finance Authority
PFFA    -- Public Facilities Financing Authority
plc     -- Public Limited Company
PSFG    -- Public School Fund Guaranty
R&D     -- Research & Development
RDA     -- Redevelopment Authority
RDFA    -- Redevelopment Finance Authority
REITS   -- Real Estate Investment Trusts
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
SLMA    -- Student Loan Marketing Association
SPDR    -- Standard & Poor's Depositary Receipts
STIT    -- Short-Term Investment Trust
TBA     -- To Be Announced
TRAN    -- Tax Revenue Anticipation Notes
USD     -- Unified School District
XLCA    -- XL Capital Assurance

(REDUCE CLUTTER. SAVE TREES. LOGO)
Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

WELLS ADVANTAGE
FARGO FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow jones" and "dow jones target date indexes" are service marks of dow jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE          (GRAPHIC)
                                                       Printed on Recycled paper

(C) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

                                                                    120049 02-10
                                                                ACBM/AR130 12-09

ITEM 2.  CODE OF ETHICS
=======================

As of the end of the period, December 31, 2009, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
======================
(a)
AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2008 and December 31, 2009 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         For the fiscal years ended December 31, 2008 and December 31, 2009, the Audit Fees were $1,870,825 and $1,906,570 respectively.

(b)
AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended December 31, 2008 and December 31, 2009 for assurance and related services by the principal accountant for the Registrant.

(c)
TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2008 and December 31, 2009 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

         For the fiscal years ended December 31, 2008 and December 31, 2009, the Tax Fees were $109,500 and $115,320, respectively. The incurred Tax Fees are comprised of excise tax review services.

         For the fiscal years ended December 31, 2008 and December 31, 2009, the Tax Fees were $200,185 and $177,670, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
ALL OTHER FEES - There were no other fees incurred for the fiscal years ended December 31, 2008 and December 31, 2009.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Fund Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f) Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended December 31, 2008 and December 31, 2009, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

         For the fiscal years ended December 31, 2008 and December 31, 2009, the Registrant incurred non-audit fees in the amount of $120,000 and $70,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

         For the fiscal years ended December 31, 2008 and December 31, 2009, the Registrant's investment adviser incurred non-audit fees in the amount of $50,000 and $45,000, respectively. The non-audit fees for the year-ended December 31, 2008 consist of procedure reviews for mergers associated with fund reorganizations. The non-audit fees for the year ended December 31, 2009 relates to examination of securities pursuant to rule 206 (4) - 2 under the Investment Advisors Act of 1940.

         For the fiscal year ended December 31, 2008, the Registrant's investment adviser incurred non-audit fees in the amount of $158,300. The non-audit fees for the fiscal year ended December 31, 2008 consist of procedure reviews for mergers associated with fund reorganizations.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
=============================================
Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS
=================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
    CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
=============================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
============================================================
The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.


ITEM 11. CONTROLS AND PROCEDURES
================================
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Wells Fargo Funds Trust

                                      By:
                                          /s/ Karla M. Rabusch

                                          Karla M. Rabusch
                                          President


                                      Date: February 25, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                      By:
                                          /s/ Karla M. Rabusch

                                          Karla M. Rabusch
                                          President

                                          Date: February 25, 2010



                                      By:
                                          /s/ Kasey L. Phillips

                                          Kasey L. Phillips
                                          Treasurer

                                          Date: February 25, 2010